EMPLOYEE BENEFIT PLANS	12 Months Ended
Dec. 31, 2016
Compensation and Retirement Disclosure [Abstract]
Employee Benefit Plans
EMPLOYEE BENEFIT PLANS

AXA Equitable Retirement Plans

AXA Equitable sponsors the AXA Equitable 401(k) Plan, a qualified defined contribution plan for eligible employees and financial professionals. The plan provides for both a company contribution and a discretionary profit-sharing contribution. Expenses associated with this 401(k) Plan were $16 million, $18 million and $18 million in 2016, 2015 and 2014, respectively.

AXA Equitable also sponsors the AXA Equitable Retirement Plan (the “AXA Equitable QP”), a frozen qualified defined benefit pension plan covering its eligible employees and financial professionals. This pension plan is non-contributory and its benefits are generally based on a cash balance formula and/or, for certain participants, years of service and average income over a specified period in the plan.

Effective December 31, 2015, primary liability for the obligations of AXA Equitable under the AXA Equitable QP was transferred from AXA Equitable to AXA Financial under the terms of an Assumption Agreement (the “Assumption Transaction”). Immediately preceding the Assumption Transaction, the AXA Equitable QP had plan assets (held in a trust for the exclusive benefit of plan participants) with market value of approximately $2,236 million and liabilities of approximately $2,447 million. The assumption by AXA Financial and resulting extinguishment of AXA Equitable’s primary liability for its obligations under the AXA Equitable QP was recognized by AXA Equitable as a capital contribution in the amount of $211 million ($137 million, net of tax), reflecting the non-cash settlement of its net unfunded liability for the AXA Equitable QP at December 31, 2015. In addition, approximately $1,193 million ($772 million, net of tax) unrecognized net actuarial losses related to the AXA Equitable QP and accumulated in AOCI were also transferred to AXA Financial due to the Assumption Transaction. AXA Equitable remains secondarily liable for its obligations under the AXA Equitable QP and would recognize such liability in the event AXA Financial does not perform under the terms of the Assumption Agreement.

AB Retirement Plans

AB maintains the Profit Sharing Plan for Employees of AB, a tax-qualified retirement plan for U.S. employees. Employer contributions under this plan are discretionary and generally are limited to the amount deductible for Federal income tax purposes.

AB also maintains a qualified, non-contributory, defined benefit retirement plan covering current and former employees who were employed by AB in the United States prior to October 2, 2000. AB’s benefits are based on years of credited service and average final base salary.

AB uses a December 31 measurement date for its pension plans.

The funding policy of AB for its qualified pension plan is to satisfy its funding obligations each year in an amount not less than the minimum required by the Employee Retirement Income Security Act of 1974 (“ERISA”), as amended by the Pension Protection Act of 2006 (the “Pension Act”), and not greater than the maximum it can deduct for Federal income tax purposes. AB did not make a contribution to the AB Retirement Plan during 2016. AB currently estimates that it will contribute $4 million to the AB Retirement Plan during 2017. Contribution estimates, which are subject to change, are based on regulatory requirements, future market conditions and assumptions used for actuarial computations of the AB Retirement Plan’s obligations and assets. AB Management, at the present time, has not determined the amount, if any, of additional future contributions that may be required.

Net Periodic Pension Expense

Components of net periodic pension expense for the Company’s qualified plans were as follows:

	2016	2015	2014
	(In millions)
Service cost	$—	$8	$9
Interest cost	6	93	107
Expected return on assets	(5)	(159)	(155)
Actuarial (gain) loss	1	1	1
Net amortization	—	110	111
Net Periodic Pension Expense	$2	$53	$73

Changes in PBO

Changes in the PBO of the Company’s qualified plans were comprised of:

	December 31,
	2016	2015
	(In millions)
Projected benefit obligation, beginning of year	$129	$2,657
Service cost	—	—
Interest cost	6	93
Actuarial (gains) losses	2	(6)
Benefits paid	(5)	(169)
Plan amendments and curtailments	—	1
Projected Benefit Obligation	132	2,576
Transfer to AXA Financial	—	(2,447)
Projected Benefit Obligation, End of Year	$132	$129

Changes in Plan Assets/Funded Status

The following table discloses the changes in plan assets and the funded status of the Company’s qualified pension plans. The fair value of plan assets supporting the AXA Equitable QP liability was not impacted by the Assumption Transaction and the payment of plan benefits will continue to be made from the plan assets held in trust for the exclusive benefit of plan participants.

	December 31,
	2016	2015
	(In millions)
Pension plan assets at fair value, beginning of year	$86	$2,473
Actual return on plan assets	4	24
Contributions	—	—
Benefits paid and fees	(3)	(175)
Pension plan assets at fair value, end of year	87	2,322
PBO (immediately preceding the Transfer to AXA Financial in 2015)	132	2,576
Excess of PBO Over Pension Plan Assets (immediately preceding the Transfer to AXA Financial in 2015)	(45)	(254)
Transfer to AXA Financial	$—	$211
Excess of PBO Over Pension Plan Assets, end of year	$(45)	$(43)

Amounts recognized in the accompanying consolidated balance sheets to reflect the funded status of these plans were accrued pension costs of $45 million and $43 million at December 31, 2016 and 2015, respectively. The aggregate PBO/accumulated benefit obligation (“ABO”) and fair value of pension plan assets for plans with PBOs/ABOs in excess of those assets were $132 million and $87 million, respectively, at December 31, 2016 and $2,576 million and $2,322 million, respectively, at December 31, 2015.
Unrecognized Net Actuarial (Gain) Loss

The following table discloses the amounts included in AOCI at December 31, 2016 and 2015 that have not yet been recognized by AXA Equitable as components of net periodic pension cost.

	December 31,
	2016	2015
	(In millions)
Unrecognized net actuarial gain (loss)	$(51)	$(49)
Unrecognized prior service (cost) credit	(1)	(1)
Total	$(52)	$(50)

The estimated net actuarial gain (loss) and prior service (cost) credit expected to be reclassified from AOCI and recognized as components of net periodic pension cost over the next year are approximately $(1.4) million and $(23,000), respectively.
Pension Plan Assets
The fair values of qualified pension plan assets are measured and ascribed to levels within the fair value hierarchy in a manner consistent with the invested assets of the Company that are measured at fair value on a recurring basis. See Note 2 for a description of the fair value hierarchy.
At December 31, 2016 and 2015, the total fair value of plan assets for the qualified pension plans was approximately $87 million and $86 million, respectively, all supporting the AB qualified retirement plan.

	December 31,
	2016	2015
Fixed Maturities	18.0%	24.0%
Equity Securities	61.0	56.0
Other	21.0	20.0
Total	100.0%	100.0%

December 31, 2016:	Level 1	Level 2	Level 3	Total
Asset Categories	(In millions)
Common and preferred equity	$21	$—	$—	$21
Mutual funds	47	—	—	47
Total assets in the fair value hierarchy	68	—	—	68
Investments measured at net assets value	—	—	—	19
Investments at fair value	$68	$—	$—	$87

December 31, 2015:
Asset Categories
Common and preferred equity	$22	$—	$—	$22
Mutual funds	45	—	—	45
Total assets in the fair value hierarchy	67	—	—	67
Investments measured at net assets value	—	—	—	19
Investments at fair value	$67	$—	$—	$86

Plan asset guidelines for the AB qualified retirement plan specify an allocation weighting of 30% to 60% for return seeking investments (target of 40%), 10% to 30% for risk mitigating investments (target of 15%), 0% to 25% for diversifying investments (target of 17%) and 18% to 38% for dynamic asset allocation (target of 28%). Investments in mutual funds, hedge funds (and other alternative investments), and other commingled investment vehicles are permitted under the guidelines. Investments are permitted in overlay portfolios (regulated mutual funds) to complement the long-term strategic asset allocation. This portfolio overlay strategy is designed to manage short-term portfolio risk and mitigate the effect of extreme outcomes.

Discount Rate and Other Assumptions
In 2015 and 2014 the discount rate assumptions used by AXA Equitable to measure the benefits obligations and related net periodic cost of the AXA Equitable QP reflect the rates at which those benefits could be effectively settled. Projected nominal cash outflows to fund expected annual benefits payments under the AXA Equitable QP were discounted using a published high-quality bond yield curve for which AXA Equitable replaced its reference to the Citigroup-AA curve with the Citigroup Above-Median-AA curve beginning in 2014, thereby reducing the PBO of AXA Equitable’s qualified pension plan and the related charge to equity to adjust the funded status of the plan by $25 million in 2014. At December 31, 2015, AXA Equitable refined its calculation of the discount rate to use the discrete single equivalent discount rate for each plan as compared to its previous use of an aggregate, weighted average practical expedient. Use of the discrete approach at December 31, 2015 produced a discount rate for the AXA Equitable QP of 3.98% as compared to a 4.00% aggregate rate, thereby increasing the net unfunded PBO of the AXA Equitable QP immediately preceding the Assumption Transaction by approximately $4 million in 2015.
In fourth quarter 2015, the Society of Actuaries (SOA) released MP-2015, an update to the mortality projection scale issued last year by the SOA, indicating that while mortality data continued to show longer lives, longevity was increasing at a slower rate and lagging behind that previously suggested. For the year ended December 31, 2015 valuations of its defined benefits plans, AXA Equitable considered this new data as well as observations made from current practice regarding how best to estimate improved trends in life expectancies. As a result, AXA Equitable concluded to change the mortality projection scale used to measure and report its defined benefit obligations from 125% Scale AA to Scale BB, representing a reasonable “fit” to the results of the AXA Equitable QP mortality experience study and more aligned to current thinking in practice with respect to projections of mortality improvements. Adoption of that change increased the net unfunded PBO of the AXA Equitable QP immediately preceding the Assumption Transaction by approximately $83 million. At December 31, 2014, AXA Equitable modified its then-current use of Scale AA by adopting 125% Scale AA and introduced additional refinements to its projection of assumed mortality, including use of a full generational approach, thereby increasing the year-end 2014 valuation of the AXA Equitable QP PBO by approximately $54 million.

The following table discloses assumptions used to measure the Company’s pension benefit obligations and net periodic pension cost at and for the years ended December 31, 2016 and 2015. As described above, AXA Equitable refined its calculation of the discount rate for the year ended December 31, 2015 valuation of its defined benefits plans to use the discrete single equivalent discount rate for each plan as compared to its previous use of an aggregate, weighted average practical expedient.

	December 31,
	2016	2015
Discount rates:
AXA Equitable QP, immediately preceding Transfer to AXA Financial	N/A	3.98%
Other AXA Equitable defined benefit plans	3.48%	3.66%
AB Qualified Retirement Plan	4.75%	4.3%
Periodic cost	3.7%	3.6%
Rates of compensation increase:
Benefit obligation	N/A	6.00%
Periodic cost	N/A	6.46%
Expected long-term rates of return on pension plan assets (periodic cost)	6.5%	6.75%

The expected long-term rate of return assumption on plan assets is based upon the target asset allocation of the plan portfolio and is determined using forward-looking assumptions in the context of historical returns and volatilities for each asset class.
Prior to 1987, participants’ benefits under the AXA Equitable QP were funded through the purchase of non-participating annuity contracts from AXA Equitable. Benefit payments under these contracts were approximately $6 million and $10 million for 2015 and 2014, respectively.
Future Benefits
The following table provides an estimate of future benefits expected to be paid in each of the next five years, beginning January 1, 2017, and in the aggregate for the five years thereafter, all of which are subsequent to the Assumption Transaction. These estimates are based on the same assumptions used to measure the respective benefit obligations at December 31, 2016 and include benefits attributable to estimated future employee service.

Pension Benefits
(In millions)
2017	$4
2018	6
2019	6
2020	5
2021	6
Years 2022-2026	38

AXA Financial Assumptions
In addition to the Assumption Transaction, since December 31, 1999, AXA Financial has legally assumed primary liability from AXA Equitable for all current and future liabilities of AXA Equitable under certain employee benefit plans that provide participants with medical, life insurance, and deferred compensation benefits; AXA Equitable remains secondarily liable. AXA Equitable reimburses AXA Financial, Inc. for costs associated with all of these plans, as described in Note 11.